UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2005

ROYAL CARIBBEAN CRUISES LTD.

(Exact Name of Registrant as Specified in Charter)

Republic of Liberia

(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645

(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

           On February 10, 2005, the Compensation Committee of Royal Caribbean Cruises Ltd. (the “Company”) granted options to purchase the Company’s common stock to the following executive officers of the Company. This Committee granted an option to purchase 14,606 shares to Mr. Richard D. Fain, the Company’s Chairman and Chief Executive Officer; an option to purchase 10,954 shares to Mr. Jack L. Williams, President and Chief Operating Officer, Royal Caribbean International and Celebrity Cruises; an option to purchase 4,869 shares to Mr. Adam M. Goldstein, the Company’s Executive Vice President, Brand Operations; an option to purchase 7,303 shares to Mr. Luis E. Leon, the Company’s Executive Vice President and Chief Financial Officer; and an option to purchase 7,303 shares to Mr. Brian J. Rice, the Company’s Senior Vice President, Revenue Performance. The exercise price of each of the options granted is $47.925, which is the fair market value of a share of common stock on the date of grant. All options vest ratably on an annual basis over four years, subject to the executive officer remaining employed on each applicable vesting date, but subject to earlier vesting as provided in the Company’s Amended and Restated 2000 Stock Award Plan (the “Plan”). The options were granted under the Plan, are subject in all respects to the Plan’s terms and conditions and expire ten years after the date of grant. The form of Stock Option Award Certificate relating to the options is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

          On February 10, 2005 the Compensation Committee also granted the executive officers listed above awards of restricted stock units. The restricted stock units were granted under the Plan and vest ratably on an annual basis over four years, subject to the executive officer remaining employed on each applicable vesting date, but subject to earlier vesting as provided in the Plan. The Compensation Committee awarded 18,779 restricted stock units to Mr. Fain; 14,085 restricted stock units to Mr. Williams; 6,260 restricted stock units to Mr. Goldstein; 9,390 restricted stock units to Mr. Leon; and 3,130 restricted stock units to Mr. Rice. The form of Restricted Stock Unit Agreement relating to the restricted stock units is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

10.1	Form of Royal Caribbean Cruises Ltd. Amended and Restated 2000 Stock Award Plan Stock Option Award Certificate

10.2	Form of Royal Caribbean Cruises Ltd. Amended and Restated 2000 Stock Award Plan Restricted Stock Unit Agreement

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	February 16, 2005	By:	/s/ Thomas F. Murrill

			Name:	Thomas F. Murrill
			Title:	Vice President, Chief HR Officer